Exhibit 99.1

Investor Presentation November 2025

© 2025 AAR CORP. All rights reserved worldwide 2 Forward - looking Statements Note : All results and expectations in the presentation reflect continuing operations unless otherwise noted . This presentation contains certain statements relating to future results, which are forward - looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995 , which reflect management’s expectations about future conditions, including, but not limited to, continued demand in the commercial and government aviation markets, anticipated activities and benefits under extended, expanded and new services, supply and distribution agreements, contributions from our acquisitions, leveraging strengths across our businesses, digital and intellectual property enabled offerings, progress on hangar expansions, continued sales growth, margin expansion, debt management, capital allocation, expenses, production and cost efficiencies, and strategic acquisition opportunities . These forward - looking statements are based on the beliefs of Company management, as well as assumptions and estimates based on information available to the Company as of the dates such assumptions and estimates are made, and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated, depending on a variety of factors, including : (i) factors that adversely affect the commercial aviation industry ; (ii) adverse events and negative publicity in the aviation industry ; (iii) a reduction in sales to the U . S . government and its contractors ; (iv) cost overruns and losses on fixed - price contracts ; (v) nonperformance by subcontractors or suppliers ; (vi) our ability to manage our operational footprint ; (vii) a reduction in outsourcing of maintenance activity by airlines ; (viii) a shortage of skilled personnel or work stoppages ; (ix) competition from other companies ; (x) financial, operational and legal risks arising as a result of operating internationally ; (xi) inability to integrate acquisitions effectively and execute operational and financial plans related to the acquisitions ; (xii) failure to realize the anticipated benefits of acquisitions ; (xiii) circumstances associated with divestitures ; (xiv) inability to recover costs due to fluctuations in market values for aviation products and equipment ; (xv) cyber or other security threats or disruptions ; (xvi) a need to make significant capital expenditures to keep pace with technological developments in our industry ; (xvii) restrictions on use of intellectual property and tooling important to our business ; (xviii) inability to fully execute our stock repurchase program and return capital to stockholders ; (xix) limitations on our ability to access the debt and equity capital markets or to draw down funds under loan agreements ; (xx) our ability to manage our debt ; (xxi) non - compliance with restrictive and financial covenants contained in our debt and loan agreements ; (xxii) changes in or non - compliance with laws and regulations related to federal contractors, the aviation industry, international operations, safety, and environmental matters, and the costs of complying with such laws and regulations ; and (xxiii) exposure to product liability and property claims that may be in excess of our liability insurance coverage . Should one or more of those risks or uncertainties materialize adversely, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described . Those events and uncertainties are difficult or impossible to predict accurately and many are beyond our control . For a discussion of these and other risks and uncertainties, refer to our Annual Report on Form 10 - K, Part I, “Item 1 A, Risk Factors” and our other filings filed from time to time with the U . S . Securities and Exchange Commission . We assume no obligation to update any forward - looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as required by law . Non - GAAP Financial Measures : This presentation includes certain non - GAAP financial measures . Such non - GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP . Please refer to the Appendix for additional information on these non - GAAP financial measures and reconciliations to the comparable GAAP measures . Unless otherwise noted, the statements made and the information provided in this presentation are as of November 13 , 2025

© 2025 AAR CORP. All rights reserved worldwide 3 Today’s Presenters John Holmes Chairman, President & CEO Sean Gillen Senior Vice President, Chief Financial Officer

Focus on New Parts Distribution and Repair Underpinned by Leading Software Technologies © 2025 AAR CORP. All rights reserved worldwide 4 Leading, Independent, Pure - play Aviation Aftermarket Services Provider AAR Business Overview Parts Supply Repair & Engineering Integrated Solutions Expeditionary Services Sales by Segment… See Appendix for reconciliation of Non - GAAP financial measures AIR NYSE Ticker $2.7B FY2025 Adj. Sales $324M FY2025 Adj. EBITDA Commercial Government US/Canada EMEA APAC Other …by Customer Type …by Geography

Note: See Appendix for reconciliation of Non - GAAP financial measures © 2025 AAR CORP. All rights reserved worldwide 5 Aviation Aftermarket Represents a Large, High - Growth Opportunity MARKET DRIVERS Strong air travel growth Growing and aging global aircraft fleet New aircraft delivery constraints further extending aftermarket demand Airlines outsourcing maintenance Constrained capacity to meet aftermarket demand Increasing adoption of used (USM) parts 7.2% Margin 11.8% Margin AAR is well positioned to benefit from the long - term growth in the aviation aftermarket Global MRO Total Addressable Market 2025 2030 Engine Maintenance Components Line Maintenance Airframe Heavy & Modifications $138B $123B Source: Naveo Limited, April 2025 x x x x x x

Positioning AAR as Aviation Aftermarket Services Leader Focused on High Growth and Strong Margin Segments

Legacy AAR

- Less focused revenue mix
- Lower margin services with limited intellectual property
- Launched strategic repositioning to focus on core aftermarket aviation services and improved margins
- Exited / restructured multiple non-core businesses / contracts

Current: Re-Focused Aftermarket Platform

- Focused, connected portfolio in core aftermarket aviation services
- Strategic acquisitions to accelerate re-positioning
  - Aerostrat: adds software capabilities
  - Trax: enhances intellectual property assets
  - Triumph: drives scale in repair capabilities
- Significantly expanded margins and increased intellectual property profile

Positioned for Growth and Margin Expansion

- Pure play provider of aftermarket aviation services
- Organic and inorganic investments to drive growth and margin expansion
- Drive Trax software business to enhance intellectual property assets
- Opportunistically pursue bolt-on transactions

FY2015 Revenue Mix


Expeditionary Services 9%
Aviation Services[1] 91%

FY2015 Adj. EBITDA | % Margin


$105M
7.2%

FY2025 Revenue Mix


Expeditionary Services 3%
Parts Supply 40%
Integrated Solutions 25%
Repair & Engineering 32%

FY2025 Adj. EBITDA | % Margin


$324M
11.8%

Future Revenue Mix[1]


Integrated Solutions
Parts Supply
Repair & Engineering

Future Adj. EBITDA | % Margin[1]


13+%

Note: See Appendix for reconciliation of Non-GAAP financial measures.

[1] Target estimates are based on management estimates, and there can be no assurance that targets, estimates, projections or objectives will be realized in the amounts and timeline anticipated, if at all, or that the company will not experience losses. See Appendix for additional information."

© 2025 AAR CORP. All rights reserved worldwide
6

Overview of AAR's Core Segments

Segment	Parts Supply	Repair & Engineering	Integrated Solutions
Overview	• **Parts Distribution:** New parts under exclusive arrangements with OEM partners • **Used Serviceable Materials ("USM")**: A leading independent provider	• **Airframe MRO**: Largest North American MRO • **Component Services**: Diverse capabilities such as engine services, aircraft structures and components	• **Government Services**: Provides complex logistics and supply chain support programs • **Commercial Services**: Offers flight-hour-based aircraft support programs • **Trax Software**: ERP solutions for airlines and MROs
Adj. EBITDA ($M) FY24 | FY25	$129 | $156	$66 | $113	$53 | $56
Margin FY24 | FY25	*13.4% | 14.1%*	*10.3% | 12.8%*	*8.3% | 8.3%*

Adj. Sales ($M)



+14%
$967
$1,100
FY24
FY25



+38%
$640
$885
FY24
FY25



+8%
$642
$695
FY24
FY25

See Appendix for reconciliation of Non-GAAP financial measures

Leverage strengths across our segments to deliver greater value to customers

AAR
© 2025 AAR CORP. All rights reserved worldwide
7

Parts Supply
Segment Overview

New Parts Distribution

- Distributor of new expendable parts to aftermarket
- 90% long-term, exclusive agreements with OEMs and ~100% renewal rate(1)
- Do not represent competing product; extension of OEM into aftermarket
- True value-added sales team
- Serves both commercial and government markets


AAR
AAR

Distribution Growth Over Time


FY12
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21
FY22
FY23
FY24
FY25
SKF
OTTO
AMETEK
Druck
PALL

Key Drivers & Growth Opportunities

- ✓ Leverage MRO relationships
- ✓ Utilize Trax and software channels
- ✓ Further penetrate Business Aviation, General Aviation, Electronics
- ✓ Support OEM production

Used Serviceable Material

- Largest independent provider of USM to aftermarket
- Acquire used aircraft and engines in market or through strategic sourcing agreements
- Proprietary asset evaluation methods and skills
- Customers realize a 30-70%(1) cost savings vs. OEM new parts

Key Drivers & Growth Opportunities

- ✓ Utilize Trax and software channels
- ✓ Penetrate Next Generation platforms
- ✓ Position AAR to be less reliant on USM performance

1. Based on Management estimates

AAR
© 2025 AAR CORP. All rights reserved worldwide
8

ADI Acquisition Accelerates AAR's Strategy to Penetrate New Parts Distribution[1]

Transaction Overview

- On September 25, 2025, AAR acquired ADI for $146M in an all-cash transaction funded using the Company's existing revolving credit facility
- ADI is a global distributor of high-performance electronic components and a provider of supply chain and manufacturing services
- For the trailing twelve months ended June 30, 2025, ADI generated $149M in revenue and $15.2M in EBITDA
- ADI's capabilities will be added to AAR's Parts Supply segment

Strategic Rationale

Expands New Parts Distribution Offerings

- ADI's complementary electronics product lines broaden AAR's new parts Distribution offerings
- Represents a large total addressable market with significant fragmentation and high growth opportunities

Grows Partnerships

- Adds new OEM partnerships to AAR's offerings and deepens AAR's existing relationships
- The Company plans to leverage its existing market position to significantly grow the sales of ADI components

Positions ADI for Significant Growth and Margin Improvement

- AAR expects incremental margin improvement through sales growth, operational efficiency, and business optimization

ADI
AMERICAN DISTRIBUTORS LLC

About American Distributors (ADI)

- Serves the aerospace, defense, medical, and industrial sectors by providing customized integrated supply chain solutions
- ~400 employees serving customers from six locations across the US, UK and India
- Founded in 1983 and headquartered in Randolph, New Jersey

[1] Company Filings

AAR
© 2025 AAR CORP. All rights reserved worldwide
9

Repair & Engineering

Segment Overview

Airframe MRO

- Largest independent North American MRO
- Primarily narrowbody aircraft; need to be maintained in region
- Multi-year agreements with blue chip customers
- Superior profitability due to technology and proprietary operating model

Key Drivers & Growth Opportunities

- ✓ Long-term contracts
- ✓ Fully implement "paperless" Airframe MRO; first ever multi-tenant environment
- ✓ Priced to reflect value provided
- ✓ Portal for Component Services

Component Services

- Diverse capabilities include engine accessories, airframe structures and components
- High value, complex repairs on current and next-gen platforms
- Growing portfolio of proprietary DER repairs
- OEM relationships for additional next-gen capability

Key Drivers & Growth Opportunities

- ✓ Cross-sell services with Parts Supply and Airframe MRO offerings
- ✓ Leverage software capabilities
- ✓ Invest in capability on Next Generation components
- ✓ Further penetrate high-growth APAC market

Airframe Repair Capabilities:

- Aircraft heavy maintenance
- Airframe modifications
- Airframe upgrades
- Aircraft wash services

8 Heavy Maintenance Facilities



5 Component Repair Facilities

Select Component Services Offered:

- Auxiliary power units (APUs)
- Avionics
- Electro-mechanical
- Fuel
- Engine gearboxes
- Hydraulics
- Instruments
- Interior components

© 2025 AAR CORP. All rights reserved worldwide
10

HAECO Americas Acquisition Expands AAR's Heavy Maintenance Footprint

Transaction Overview

- On November 3, 2025, AAR acquired HAECO Americas for $78M in an all-cash transaction, representing a high single-digit multiple of HAECO Americas' LTM EBITDA[1]
- HAECO Americas is the second largest heavy maintenance provider in North America behind AAR
- HAECO's capabilities are now added to AAR's Repair & Engineering segment
- Related to the transaction, AAR secured multi-year heavy maintenance contracts with key customers worth over $850 million

Strategic Rationale

Accelerates Growth in Repair & Engineering

- Immediately expands AAR's maintenance footprint and accelerates strategic objective to grow Repair & Engineering
- Further optimizes AAR's North American footprint, with incremental margin expansion expected for the segment as integration is executed

Meeting Customer Demand and Footprint Optimization

- AAR's existing network has a multi-year backlog
- Enables AAR to meet additional customer demand and optimize its footprint over time
- Multi-year agreements, totaling over $850 million in sales, reflects strong demand and close customer relationships

Synergy Realization and Expected Improvement in Profitability

- Expect to drive significant synergy realization and margin improvement
- Once integration complete, HAECO Americas operating margins expected to be consistent with AAR's current Airframe MRO operations

HAECO AMERICAS

About HAECO Americas

- Formerly part of HAECO Group, an independent provider of high-quality MRO services
- 1,600+ employees with expertise across airline and cargo aircraft
- Founded in 1990 and operates two facilities in Greensboro, NC, where the Company is headquartered, and Lake City, FL

[1] Excludes impact of any synergies.

AAR
© 2025 AAR CORP. All rights reserved worldwide
11

Integrated Solutions
Segment Overview

Government

- Supports the U.S. DoD and foreign governments with AAR's commercial expertise, providing customized performance-based supply chain logistics programs
- Deliver commercial best practices to customers providing cost savings
- Nimble culture differentiates against large competitors



Key Drivers & Growth Opportunities

✓ Even broader capability with more contracts
✓ Higher win rate and retention due to strong past performance
✓ Leverage software capabilities

Trax

Trax



- Trax offers critical software applications to a diverse global customer base of airlines, MROs, and government aircraft operators
- Comprehensive solutions support the entire spectrum of maintenance activities and create the system of record required by airlines, MROs, and government aircraft operators
- High margin software business model

130+ Customers | **6,000+** Aircraft

Trax enables:

- Increased efficiency
- Improved asset utilization
- Streamlined information flow

Key Drivers & Growth Opportunities

✓ Scale and enhance Trax with new, large customers
✓ Fully SaaS based model
✓ Real time parts and repair data

AAR
© 2025 AAR CORP. All rights reserved worldwide
12

© 2025 AAR CORP. All rights reserved worldwide 13 Strategic Objectives for FY26 Market share gains and new business wins • Win market share via new business wins in new parts Distribution • Complete Oklahoma City hangar expansion; progress on Miami hangar • Drive Component Services volume through cross selling • New business wins in Integrated Solutions – Government Cost efficiency and synergy realization • Complete acquisition integrations and realize synergies • Progress on paperless hangars; rollout is ~1/3 complete across our Airframe MRO network Software and IP - enabled offerings • Maintain momentum with new business wins for Trax • Create and launch supplier portal through which Trax users can buy parts Disciplined portfolio management • Proactive approach to accretive bolt - on acquisitions • Continuously evaluating portfolio for further optimization

Financial Overview

First Quarter FY26 Highlights

Objectives	Q1 Updates
Market share gains and new business wins	• Secured multi-year exclusive defense agreement with AmSafe Bridport to distribute their product lines across the KC-46 and C-40 platforms to the global defense and military aftermarket • Continued progress on Oklahoma City and Miami hangar expansions
Cost efficiency and synergy realization	• Strong operational performance and turnaround time in Airframe MRO • Generating synergies from Product Support acquisition
Software and IP-enabled offerings	• Trax selected to modernize Delta TechOps' maintenance and engineering systems with Trax's advanced eMRO and eMobility solutions • Expanded Trax's agreement with JetBlue Airways to include an additional eMobility app and its cloud hosting solution
Disciplined portfolio management	• Acquired Aerostrat, a leading long-range maintenance planning software company, enhancing our Trax software solutions

First Quarter FY26 Performance Highlights

Adj. Sales[1] by Segment ($M)


Adj. Organic Sales Growth Up 17%
UP 13%
$652
$16
$169
$218
$250
$740
$22
$185
$215
$318
Q1 FY25
Q1 FY26

Adj. EBITDA ($M)


UP 18%
$74
$87
11.3%
11.7%
Q1 FY25
Q1 FY26
Corporate / Other ($2.3)
Corporate / Other ($3.1)

Adj. Operating Income ($M)


UP 21%
$59
$72
9.1%
9.7%
Q1 FY25
Q1 FY26
Corporate / Other ($7.2)
Corporate / Other ($8.2)

Adj. EPS


UP 27%
$0.85
$1.08
Q1 FY25
Q1 FY26

Parts Supply | Repair & Engineering | Integrated Solutions | Expeditionary Services | Margin

Note: See Appendix for reconciliation of Non-GAAP financial measures. [1] Consolidated Sales: 71% commercial; 29% government / defense.

AAR
© 2025 AAR CORP. All rights reserved worldwide
15

3.30x 2.72x FY24 FY25 $3.33 $3.91 FY24 FY25 $2.3 $2.7 FY24 FY25 $242 $324 FY24 FY25 © 2025 AAR CORP. All rights reserved worldwide 16 FY25 Financial Results + 18% Adj. Sales ($B) Adj. EBITDA ($M) and Margin Adj. EPS Pro - Forma Adjusted Net Leverage + 34% + 17% 10.4% 11.8% Note: See Appendix for reconciliation of Non - GAAP financial measures. AAR delivering strong growth, expanding margins, and disciplined capital allocation

$1,817 $1,991 $2,321 $2,748 FY2022 FY2023 FY2024 FY2025 Adj. Sales ($M) 14.8% © 2025 AAR CORP. All rights reserved worldwide 17 Successfully Delivering Accelerating Growth and Margin Expansion $156 $190 $242 $324 FY2022 FY2023 FY2024 FY2025 Adj. EBITDA ($M) and Margin 27.5% 8.6% 9.5% 10.4% 11.8% Strong execution driving significant Adjusted EBITDA margin expansion Growth in Distribution and improved efficiency in Airframe MRO contributing to margin expansion Portfolio enhanced by margin accretive acquisitions of Trax and Product Support delivering results x x x Note: See Appendix for reconciliation of Non - GAAP financial measures. CAGR CAGR

Disciplined Balance Sheet Management and Capital Allocation Priorities

Pro-Forma Adjusted Net Leverage



Successfully delevered in five quarters post Triumph acquisition
(0.9)x
3.6x
3.3x
3.3x
3.2x
3.1x
2.7x
2.5x[1]
2.5x
2.0x
Target Pro-Forma Adj. Net Leverage Range
Q3 FY24
Q4 FY24
Q1 FY25
Q2 FY25
Q3 FY25
Q4 FY25
Q1 FY26

Acquisition of TRIUMPH

Acquisitions of aerostrat, ADI, HAECO Americas

Capital Allocation Priorities

Maintain Flexible Balance Sheet[2]

- Target Pro-Forma Adjusted Net Leverage ratio of ~2.0x – 2.5x
- Max leverage ratio of ~3.75x EBITDA

Organic Investment to Drive Growth

- Support new business wins in Parts Supply
- Strategic Airframe MRO expansion
- Software and IP enabled offerings: Trax and PMA

M&A

- Disciplined adherence to strategic filters and financial criteria
- Focused on core segments
- Increase intellectual property in portfolio
- Acquisitions of Aerostrat (Q1 FY26) and ADI and HAECO Americas (Q2 FY26)

Return to Shareholders

- Repurchased $108M of stock through FY25 with remaining authorization of $42M

Note: See Appendix for reconciliation of Non-GAAP financial measures. [1] The pro forma adjusted net leverage ratio as of Q1 2026 is 2.8x, which is inclusive of the Aerostrat acquisition that closed on August 12, 2025. This column reflects a pro forma adjusted net leverage of 2.5x, which is further adjusted to reflect the ADI and HAECO Americas acquisitions, which closed on September 25, 2025 and November 3, 2025, respectively; and thus will be reflected in the adjusted net leverage for Q2 2026. [2] Target estimates are based on management estimates, and there can be no assurance that targets, estimates, projections or objectives will be realized in the amounts and timeline anticipated, if at all, or that the company will not experience losses. See Appendix for additional information.

© 2025 AAR CORP. All rights reserved worldwide
18

AAR's Acquisition Strategy Supports Growth Objectives

Strategic Criteria

- New parts distribution, particularly with exclusive arrangements
- Expand MRO capabilities
- Accelerates strategic priorities
- Trax add-ons and apps

Financial Criteria

- Growth and/or margin accretive
- After-tax IRR exceeds target's WACC
- Max net debt / EBITDA of ~3.75x; target range of to ~2.0-2.5x[1]

Acquisitions Since 2023

~$1.2B Total Investment **$450M+** Total Sales Acquired

	2023	2024	2025		
	Trax	TRIUMPH PRODUCT SUPPORT	aerostrat	ADI AMERICAN DISTRIBUTORS LLC	HAECO AMERICAS
Description	Provider of aircraft MRO and fleet management software	Global provider of specialized maintenance, repair, and overhaul capabilities	Maintenance planning software provider	Global distributor and EMS provider of electronic components and assemblies	Second largest heavy maintenance provider in North America behind AAR
Enterprise Value ($M)	$120	$725	$15	$146	$78
Strategic Rationale	Accelerates AAR's software solutions offering focused on its core aviation aftermarket customers	Expands AAR's footprint in the APAC region and enhances ability to serve global customers	Expands reach of AAR's software offerings and the ERP capabilities of Trax	Expands new parts distribution offerings and adds significant new abilities in complex assemblies	Expands maintenance footprint and accelerates strategic objective to grow AAR's Repair & Engineering segment

[1] Target estimates are based on management estimates, and there can be no assurance that targets, estimates, projections or objectives will be realized in the amounts and timeline anticipated, if at all, or that the company will not experience losses. See Appendix for additional information


AAR

AAR
© 2025 AAR CORP. All rights reserved worldwide
19

© 2025 AAR CORP. All rights reserved worldwide 20 Strategically Positioned for Growth and Expanding Margins Note: : Adjusted EBITDA in millions. See Appendix for reconciliation of Non - GAAP financial measures. $156 $190 $242 $324 2022A 2023A 2024A 2025A Strong market tailwinds Plannin g 1 Market share gains and new business wins Plannin g 2 Cost efficiency and synergy realization Plannin g 3 Software and IP enabled offerings: Trax, PMA Plannin g 4 Strategic M&A Plannin g 5 11.8% 10.4% 9.5% 8.6%

Appendix

Non-GAAP Financial Measures

FY25 and FY24 Adjusted Sales, EBITDA, and EBITDA Margin

	FY25						FY24					
($ in millions)	Parts Supply	R&E	Integ Solutions	Exped Svcs	Corp	Consol	Parts Supply	R&E	Integ Solutions	Exped Svcs	Corp	Consol
Sales	$1,099.6	$884.9	$695.3	$100.7	$0.0	$2,780.5	$967.0	$640.1	$641.9	$69.9	$0.0	$2,318.9
Operating income (loss)	156.8	81.2	36.4	10.1	(99.3)	185.2	109.8	52.5	23.9	3.5	(60.5)	129.2
Operating income margin	*14.3%*	*9.2%*	*5.2%*	*10.0%*	*NA*	*6.7%*	*11.4%*	*8.2%*	*3.7%*	*5.0%*	*NA*	*5.6%*
Sales	$1,099.6	$884.9	$695.3	$100.7	$0.0	$2,780.5	$967.0	$640.1	$641.9	$69.9	$0.0	$2,318.9
Contract termination benefit	-	-	(18.7)	(13.5)	-	(32.2)	-	-	2.3	-	-	2.3
Adjusted sales	**$1,099.6**	**$884.9**	**$676.6**	**$87.2**	**$0.0**	**$2,748.3**	**$967.0**	**$640.1**	**$644.2**	**$69.9**	**$0.0**	**$2,321.2**
Operating income (loss)	$156.8	$81.2	$36.4	$10.1	($99.3)	$185.2	$109.8	$52.5	$23.9	$3.5	($60.5)	$129.2
Depreciation and amortization	7.7	25.2	16.4	1.6	4.3	55.2	7.1	11.5	16.2	1.5	4.9	41.2
Stock-based compensation	2.1	1.2	1.9	-	14.7	19.9	1.3	0.7	1.2	-	12.1	15.3
Acquisition and integration expenses	-	7.9	1.5	-	1.4	10.8	-	0.7	7.2	-	21.8	29.7
FCPA settlement and investigation costs	-	-	-	-	66.1	66.1	-	-	-	-	10.5	10.5
Contract termination costs	-	-	-	0.2	-	0.2	-	-	4.8	-	-	4.8
Gain related to sale of joint venture	-	(2.1)	-	-	-	(2.1)	-	-	-	-	-	-
Russian bankruptcy court judgment (reversal)	(11.1)	-	-	-	-	(11.1)	11.2	-	-	-	-	11.2
Severance	-	-	-	-	-	-	-	0.5	-	-	-	0.5
Adjusted EBITDA	**$155.5**	**$113.4**	**$56.2**	**$11.9**	**($12.8)**	**$324.2**	**$129.4**	**$65.9**	**$53.3**	**$5.0**	**($11.2)**	**$242.4**
Adjusted EBITDA margin	*14.1%*	*12.8%*	*8.3%*	*13.6%*	*NA*	*11.8%*	*13.4%*	*10.3%*	*8.3%*	*7.2%*	*NA*	*10.4%*

AAR
© 2025 AAR CORP. All rights reserved worldwide
22

© 2025 AAR CORP. All rights reserved worldwide 23 FY15 Sales by Segment Non - GAAP Financial Measures ($ in millions) Parts Supply $464.3 Repair & Engineering 469.4 Integrated Solutions 382.4 Aviation Services 1,316.1 Expeditionary Services 1 131.9 Total Sales $1,448.0 FY15 1 Restated to reflect the reclassification of our Contractor - Owned, Contractor - Operated airlift services business into discontinu ed operations during the third quarter of fiscal 2018.

Non-GAAP Financial Measures

Adjusted EBITDA: FY15 and FY22 Through FY25

($ in millions)	FY15	FY22	FY23	FY24	FY25
Sales	$1,448.0	$1,820.0	$1,990.5	$2,318.9	$2,780.5
Net income	10.2	78.7	90.2	46.3	12.5
Net income margin	*0.7%*	*4.3%*	*4.5%*	*2.0%*	*0.4%*
Sales	$1,448.0	$1,820.0	$1,990.5	$2,318.9	$2,780.5
Contract termination/restructuring & loss provision, net	-	(2.9)	0.1	2.3	(32.2)
Adjusted sales	**$1,448.0**	**$1,817.1**	**$1,990.6**	**$2,321.2**	**$2,748.3**
Net income	$10.2	$78.7	$90.2	$46.3	$12.5
Income from discontinued operations	(77.6)	(0.2)	(0.4)	-	-
Income tax expense (benefit)	(35.9)	26.6	31.4	12.0	26.4
Other (income) expense, net	-	(2.2)	0.8	0.4	0.3
Interest expense, net	27.2	2.3	11.2	41.0	73.6
Loss on extinguishment of debt	44.9	-	-	-	-
Depreciation and amortization	41.8	33.1	27.9	41.2	55.2
Acquisition and integration expenses	-	-	6.2	29.7	10.8
FCPA settlement, investigation, and remediation costs	-	3.7	4.7	10.5	65.3
Losses related to sale and exit of business/joint venture, net	-	1.7	0.7	2.8	70.3
Russian bankruptcy court judgment (reversal)	-	-	1.8	11.2	(11.1)
Contract termination/restructuring & loss provision, net	-	0.9	2.0	4.8	0.2
Government COVID-related subsidies, net	-	(4.9)	(1.6)	-	0.8
Pension settlement charge	-	-	-	26.7	-
Severance costs	-	2.0	0.1	0.5	-
Asset impairment and exit charges	87.1	3.5	-	-	-
Facility consolidation and repositioning costs	-	0.2	-	-	-
Customer bankruptcy and credit charges	-	1.0	1.5	-	-
Costs related to strategic projects (reversals)	-	1.8	(0.2)	-	-
Stock-based compensation	7.1	8.2	13.5	15.3	19.9
Adjusted EBITDA	**$104.8**	**$156.4**	**$189.8**	**$242.4**	**$324.2**
Adjusted EBITDA margin	*7.2%*	*8.6%*	*9.5%*	*10.4%*	*11.8%*

AAR
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24

Non-GAAP Financial Measures

Pro-Forma Adjusted Net Leverage

Total debt	$277.0	$997.0	$992.0	$997.0	$1,032.0	$977.0	$1,030.0
Less: cash and cash equivalents	(69.2)	(85.8)	(49.3)	(61.7)	(84.4)	(96.5)	(80.0)
Net debt	$207.8	$911.2	$942.7	$935.3	$947.6	$880.5	$950.0
Adjusted EBITDA for the twelve months ended	$219.0	$242.4	$264.0	$287.1	$309.7	$324.2	$337.2
Net debt to Adjusted EBITDA	0.95x	3.76x	3.57x	3.26x	3.06x	2.72x	2.82x
Net debt	$207.8	$911.2	$942.7	$935.3	$947.6	$880.5	$950.0
Product Support consideration plus fees of $30.3 million	755.3	n/a	n/a	n/a	n/a	n/a	n/a
ADI Electronics consideration plus fees of $4.1 million [1]	n/a	n/a	n/a	n/a	n/a	n/a	150.1
HAECO Americas consideration plus fees of $2.8 million [1]	n/a	n/a	n/a	n/a	n/a	n/a	79.4
Proceeds from equity offering, net [1]	n/a	n/a	n/a	n/a	n/a	n/a	(274.0)
Pro forma net debt	$963.1	n/a	n/a	n/a	n/a	n/a	$905.5
Adjusted EBITDA for the twelve months ended	$219.0	$242.4	$264.0	$287.1	$309.7	$324.2	$337.2
Product Support adjusted EBITDA							
Twelve months ended February 29, 2024	49.9	n/a	n/a	n/a	n/a	n/a	n/a
Nine months ended February 29, 2024	n/a	33.5	n/a	n/a	n/a	n/a	n/a
Six months ended February 29, 2024	n/a	n/a	20.4	n/a	n/a	n/a	n/a
Three months ended February 29, 2024	n/a	n/a	n/a	7.7	n/a	n/a	n/a
ADI Electronics adjusted EBITDA [1]							
Twelve months ended August 31, 2025	n/a	n/a	n/a	n/a	n/a	n/a	15.6
HAECO Americas adjusted EBITDA [1]							
Twelve months ended August 31, 2025	n/a	n/a	n/a	n/a	n/a	n/a	9.7
Pro forma adjusted EBITDA	$ 268.9	$ 275.9	$ 284.4	$ 294.8	$ 309.7	$ 324.2	$ 362.5
Pro forma net debt to pro forma adjusted EBITDA	3.58x	n/a	n/a	n/a	n/a	n/a	2.50x
Net debt to pro forma adjusted EBITDA	n/a	3.30x	3.31x	3.17x	3.06x	n/a	n/a

[1] Amounts adjusted to include certain transactions completed in Q2 FY 2026 including the acquisitions of ADI Electronics and HAECO Americas and our equity offering.

AAR

© 2025 AAR CORP. All rights reserved worldwide
25

Non-GAAP Financial Measures

Adjusted Sales, Operating Income, Operating Margin, EBITDA, and EBITDA Margin

	Q1 FY26						Q1 FY25					
($ in millions)	Parts Supply	Repair & Engineering	Integrated Solutions	Expeditionary Services	Corporate & Other	Consolidated	Parts Supply	Repair & Engineering	Integrated Solutions	Expeditionary Services	Corporate & Other	Consolidated
Sales	$317.8	$214.6	$185.0	$22.2	$0.0	$739.6	$249.7	$217.6	$168.9	$25.5	$0.0	$661.7
Operating income (loss)	40.9	20.4	9.7	3.0	(9.1)	64.9	30.1	21.1	7.7	(1.7)	(13.8)	43.4
Operating income margin	*12.9%*	*9.5%*	*5.2%*	*13.5%*	*NA*	*8.8%*	*12.1%*	*9.7%*	*4.6%*	*(6.7)%*	*NA*	*6.6%*
Sales	$317.8	$214.6	$185.0	$22.2	$0.0	$739.6	$249.7	$217.6	$168.9	$25.5	$0.0	$661.7
Contract termination costs	-	-	-	-	-	-	-	-	-	(9.5)	-	(9.5)
Adjusted sales	**$317.8**	**$214.6**	**$185.0**	**$22.2**	**$0.0**	**$739.6**	**$249.7**	**$217.6**	**$168.9**	**$16.0**	**$0.0**	**$652.2**
Operating income (loss)	$40.9	$20.4	$9.7	$3.0	$(9.1)	$64.9	$30.1	$21.1	$7.7	$(1.7)	$(13.8)	$43.4
Acquisition, integration & amortization expenses	-	4.1	1.0	-	1.3	6.4	-	4.6	2.8	-	1.6	9.0
Severance charges	-	0.4	0.3	-	0.3	1.0	-	-	-	-	-	-
Gain related to sale of business/joint venture, net	-	-	-	-	-	-	-	(1.4)	-	-	-	(1.4)
Government COVID-related subsidy liability reversal	-	-	-	-	(0.7)	(0.7)	-	-	-	-	-	-
Investigation costs	-	-	-	-	-	-	-	-	-	-	5.0	5.0
Contract termination costs	-	-	-	-	-	-	-	-	-	3.2	-	3.2
Adjusted operating income	**$40.9**	**$24.9**	**$11.0**	**$3.0**	**$(8.2)**	**$71.6**	**$30.1**	**$24.3**	**$10.5**	**$1.5**	**$(7.2)**	**$59.2**
Adjusted operating margin	*12.9%*	*11.6%*	*5.9%*	*13.5%*	*NA*	*9.7%*	*12.1%*	*11.2%*	*6.2%*	*9.4%*	*NA*	*9.1%*
Operating income (loss)	$40.9	$20.4	$9.7	$3.0	$(9.1)	$64.9	$30.1	$21.1	$7.7	$(1.7)	$(13.8)	$43.4
Depreciation and amortization	2.2	6.1	4.0	0.4	1.1	13.8	2.1	6.2	3.7	0.4	1.1	13.5
Stock-based compensation	0.7	0.5	0.5	-	3.6	5.3	0.5	0.4	0.3	-	3.8	5.0
Acquisition and integration expenses	-	1.1	-	-	1.3	2.4	-	1.6	1.8	-	1.6	5.0
Severance Charges	-	0.4	0.3	-	0.3	1.0	-	-	-	-	-	-
Government COVID-related subsidy liability reversal	-	-	-	-	(0.7)	(0.7)	-	-	-	-	-	-
Investigation costs	-	-	-	-	-	-	-	-	-	-	5.0	5.0
Contract termination costs	-	-	-	-	-	-	-	-	-	3.2	-	3.2
Gain related to sale of joint venture	-	-	-	-	-	-	-	(1.4)	-	-	-	(1.4)
Adjusted EBITDA	**$43.8**	**$28.5**	**$14.5**	**$3.4**	**$(3.5)**	**$86.7**	**$32.7**	**$27.9**	**$13.5**	**$1.9**	**$(2.3)**	**$73.7**
Adjusted EBITDA margin	*13.8%*	*13.3%*	*7.8%*	*15.3%*	*NA*	*11.7%*	*13.1%*	*12.8%*	*8.0%*	*11.9%*	*NA*	*11.3%*

AAR
© 2025 AAR CORP. All rights reserved worldwide
26

© 2025 AAR CORP. All rights reserved worldwide 27 Non - GAAP Financial Measures A djusted Earnings per Share Q1 FY26 Q1 FY25 Diluted earnings per share $0.95 $0.50 Acquisition, integration, and amortization expenses 0.18 0.25 Severance charges 0.03 - Gain related to sale of business/joint venture (0.02) (0.03) Government COVID-related subsidy liability (0.02) - FCPA investigation costs - 0.14 Contract termination costs - 0.09 Tax effect on adjustments (a) (0.04) (0.10) Adjusted diluted earnings per share $1.08 $0.85 (a) Calculation uses estimated statutory tax rates on non-GAAP adjustments.

© 2025 AAR CORP. All rights reserved worldwide 28 Non - GAAP Financial Measures Adjusted Organic Sales Growth: Q1 FY26 Q1 FY26 ($ in millions) GAAP Sales Growth 11.8% Impact of Landing Gear Overhaul Divestiture 3.3% Organic Sales Growth 15.1% Adjusted Sales Growth Adjusted Organic Sales Growth 16.8% 13.4% Impact of Landing Gear Overhaul Divestiture 3.4%